SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 AUGUST 13, 2002

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission                IRS Employer
jurisdiction                      File Number               Identification
of incorporation                                            Number

Delaware                            1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 9.  Regulation FD Disclosure

     Halliburton Company (Halliburton) is furnishing herewith the Statements Under Oath of its Principal Executive Officer and its Principal Financial Officer regarding facts and circumstances relating to Exchange Act filings as Exhibits 99.1 and 99.2, respectively, which are included herein. David J. Lesar, Chairman of the Board, President and Chief Executive Officer of Halliburton, and Douglas L. Foshee, Executive Vice President and Chief Financial Officer of Halliburton signed these statements on August 12, 2002. The statements were filed with the Securities and Exchange Commission (SEC) on August 13, 2002, pursuant to the SEC's Order No. 4-460 (June 27, 2002).

Item 7.  Financial Statements and Exhibits

     The following exhibits are included herein:

     99.1 - Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

     99.2 - Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:     August 13, 2002              By: /s/ Susan S. Keith
                                          -----------------------------------
                                               Susan S. Keith
                                               Vice President and Secretary





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                                  EXHIBIT INDEX



Exhibit
Number        Description

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings










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